UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07893

Variable Annuity Portfolios – Smith Barney Small Cap Growth Opportunities Portfolio
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
SMALL CAP GROWTH
OPPORTUNITIES PORTFOLIO

ANNUAL REPORT | DECEMBER 31, 2004

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

N O T F D I C I N S U R E D • N OT B A N K G U A R A N T E E D • M A Y L O S E V A L U E

VINCENT GAO, CFA PORTFOLIO MANAGER	Annual Report • December 31, 2004 SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

VINCENT GAO, CFA
Vincent Gao has more than 10 years of securities business experience.

Education: Bachelor degree (merits) in Commerce from the University of NSW in Sidney, Australia, Graduate diploma in Applied Investment and Finance from the Securities Institute of Australia.

FUND OBJECTIVE
The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal. The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets in equity securities of U.S. small cap companies and related investments. In selecting investments, the manager looks for issuers that have a predictable, growing demand for their products or services, and issuers with a dominant position in a niche market or whose customers are very large companies.	What’s Inside

	Letter From the Chairman	1

	Manager Overview	3

	Fund at a Glance	5

	Fund Expenses	6

	Fund Performance	8

	Historical Performance	9

	Schedule of Investments	10

	Statement of Assets and Liabilities	15

	Statement of Operations	16

	Statements of Changes in Net Assets	17

	Financial Highlights	18

	Notes to Financial Statements	19

	Report of Independent Registered Public Accounting Firm	24

	Additional Information	25

	Important Tax Information	28

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors, while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

Small-capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the Federal Reserve Board (“Fed”)[i] continued to incrementally raise the federal funds rate.ii

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events—surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.—undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4% over the past four quarters.iii

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that

1 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer January 19, 2005

2 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

M A N A G E R   O V E R V I E W

Special Shareholder Notice

Effective December 1, 2004,Vincent Gao, CFA, is primarily responsible for overseeing the day-to-day operation of the Smith Barney Small Cap Growth Opportunities Portfolio and will have the ultimate authority to make portfolio decisions. He will work with a team of sector analysts who are responsible for stock selection in one or more industries. Mr. Gao is an Executive Vice President of the Company and a Director of Salomon Brothers Asset Management. Mr. Gao has 10 years of investment management experience and has been employed by Citigroup Asset Management since 1999.

Market Overview

Stronger corporate earnings drove positive equity market performance during the 12 months ending December 31, 2004. As anticipated, the Fed continued to raise rates during the period, with the target for the federal funds rate increasing to 2.25% at the end of the year. After the end of the fund’s reporting period, at their February meeting the Fed once again raised the target rate by 0.25% to 2.50% . After rising to over $55 a barrel in October, oil prices subsequently fell by 21% by the end of the period. Investor concerns over rising interest rates and high oil prices were dispelled by robust economic growth and record corporate earnings.

Overall, both large- and small-capitalization stocks rose during the period with the large-cap S&P 500 Indexiv returning 10.87% and the small-cap Russell 2000 Indexv returning 18.33% . Among small-cap equities, value stocks outperformed growth stocks as reflected by the performance of the Russell 2000 Value Index,vi which returned 22.25%, versus the Russell 2000 Growth Index,vii which returned 14.31% .. Strength was broadly based within the Russell 2000 Growth Index, with nine out of ten sectors generating positive returns. The strongest performance came from the energy, industrials, and materials sectors. Rising global demand for natural resources and capacity shortages drove the strength in energy and materials. Industrials stocks benefited from a cyclical improvement in the economy. In contrast, the technology sector generated a slightly negative return. While technology earnings grew strongly, lofty expectations and high valuation caused the sector to retrace some of the gains it made in 2003.

We expect both the economy and company earnings to grow at a slower pace in 2005.We believe that current valuations reflect a significant portion of these anticipated improvements. Market expectations for earnings growth look reasonable but have limited upside in a slowing economic environment. We remain watchful of valuation and we continue to look for under appreciated areas of growth in the market.

Within this environment, the fund performed as follows:

PERFORMANCE SNAPSHOT AS OF DECEMBER 31, 2004 (unaudited)

	6 Months	12 Months

Smith Barney Small Cap
Growth Opportunities
Portfolio	12.48%	15.38%

Russell 2000
Growth Index	8.16%	14.31%

Lipper Variable
Small-Cap Core Funds
Category Average	10.03%	17.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 115 funds for the six-month period and among the 114 funds for the 12-month period in the variable small-cap core funds category.

3 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Performance Reviewviii

For the 12 months ended December 31, 2004, shares of the Smith Barney Small Cap Growth Opportunities Portfolio returned 15.38%.These shares outperformed the fund’s unmanaged benchmark, the Russell 2000 Growth Index, which returned 14.31% for the same period. In comparison, the fund’s Lipper Variable Small Cap Core Funds Category Averageix was 17.47%.

Fund Performance

The fund’s outperformance relative to the benchmark was driven by strong stock selection in the information technology sector.The favorable results generated in this sector exceeded the detracting results of weak stock selection in the energy and consumer discretionary sectors and an underweight position in the industrials sector. Individual stocks that were the greatest contributors to performance were Transkaryotic Therapies Inc., a biotechnology company, United Therapeutics Corp., a biotechnology company and McAfee Inc. , a supplier of computer security solutions.

The largest detractors from performance included NPS Pharmaceuticals Inc., a biopharmaceutical company, Zarlink Semiconductor Inc., a manufacturer and marketer of semiconductors and Electronics for Imaging, Inc., a provider of digital imaging and print management solutions.The fund maintained its positions in all of these stocks at the close of the period. Thank you for your investment in the Smith Barney Small Cap Growth Opportunities Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

Vincent Gao, CFA Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Transkaryotic Therapies, Inc. (3.2%), Advanced Medical Optics, Inc. (2.3%), Electronic for Imaging Tekelec (1.9%), DJ Orthopedics Inc. (1.7%), Zarlink Semiconductor Inc. (1.7%), TIBCO Software Inc. (1.7%), Apria Healthcare Group Inc. (1.7%), United Therapeutics Corp. (1.7%), Spectrasite, Inc. (1.6%) .

Please refer to pages 10 through 14 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of December 31, 2004 (as a % of net assets) were: Information Technology (28.1%); Healthcare (20.4%); Consumer Discretionary (12.4%); Financials (10.4%); Industrials (5.8%) . The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have potentially large impact on fund performance performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	As measured by gross domestic product (“GDP”), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.

iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

[v]	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

vii	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

viii	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.

ix	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 114 funds in the fund’s Lipper category.

4 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

5 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Smith Barney Small Cap Growth
Opportunities Portfolio	12.48%	$1,000.00	$1,124.80	0.90%	$4.81

(1)	For the six months ended December 31, 2004.

(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

6 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds.To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads).Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Smith Barney Small Cap Growth
Opportunities Portfolio	5.00%	$1,000.00	$1,020.61	0.90%	$4.57

(1)	For the six months ended December 31, 2004.

(2)	Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

7 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/04	15.38%

Five Years Ended 12/31/04	2.19

Inception(2) through 12/31/04	6.58

(1)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimburse- ments, the total would have been lower.

(2)	Inception date is February 10, 1997.

8 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Smith Barney Small Cap Growth Opportunities Portfolio
vs. Russell 2000 Growth Index†

February 1997 — December 2004

†

Hypothetical illustration of $10,000 invested in shares of the Smith Barney Small Cap Growth Opportunities Portfolio on February 10, 1997 assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2004. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

9 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Schedule of Investments	December 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 90.1%
CONSUMER DISCRETIONARY — 12.4%
Distributors — 0.1%
1,823	Beacon Roofing Supply, Inc. (a)	$36,205

Hotels, Restaurants & Leisure — 3.1%
16,999	Applebee’s International, Inc.	449,624
7,740	CBRL Group, Inc.	323,919
2,900	Ctrip.com International Ltd., ADR (a)	133,458
625	Elong Inc., ADR (a)	11,656
10,485	Station Casinos, Inc.	573,320
16,300	The Steak ‘n Shake Co. (a)	327,304

		1,819,281

Leisure Equipment & Products — 1.4%
25,430	Marvel Enterprises, Inc. (a)	520,806
9,700	SCP Pool Corp.	309,430

		830,236

Media — 2.4%
1,850	Carmike Cinemas, Inc.	67,525
15,780	Citadel Broadcasting Co. (a)	255,320
7,400	DreamWorks Animation SKG, Inc. (a)	277,574
9,900	R.H. Donnelley Corp. (a)	584,595
25,624	UnitedGlobalCom, Inc. Class A Shares (a)	247,528

		1,432,542

Specialty Retail — 4.6%
12,700	AnnTaylor Stores Corp. (a)	273,431
12,400	Cabela’s Inc., Class A Shares (a)	281,976
28,300	Gymboree Corp. (a)	362,806
17,910	Linens ‘n Things, Inc. (a)	444,168
8,700	The Men’s Wearhouse, Inc. (a)	278,052
9,500	Regis Corp.	438,425
13,450	The Sports Authority, Inc. (a)	346,338
13,410	West Marine, Inc. (a)	331,898

		2,757,094

Textiles & Apparel — 0.8%
11,200	Reebok International Ltd.	492,800

	TOTAL CONSUMER DISCRETIONARY	7,368,158

CONSUMER STAPLES — 1.5%
Food & Drug Retailing — 0.3%
6,200	The Pantry, Inc. (a)	186,558

Food Products — 0.5%
14,510	Hain Celestial Group, Inc. (a)	299,922

Personal Products — 0.7%
15,100	Nu Skin Enterprises, Inc., Class A Shares	383,238

	TOTAL CONSUMER STAPLES	869,718

See Notes to Financial Statements.

10 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

ENERGY — 2.9%
Energy Equipment & Services — 1.0%
22,340	Key Energy Services, Inc. (a)	$263,612
9,200	Superior Energy Services, Inc. (a)	141,772
8,900	Veritas DGC Inc. (a)	199,449

		604,833

Oil & Gas — 1.9%
5,500	Edge Petroleum Corp. (a)	80,190
6,630	Forest Oil Corp. (a)	210,304
21,030	Plains Exploration & Production Co. (a)	546,780
9,000	Whiting Petroleum Corp. (a)	272,250

		1,109,524

	TOTAL ENERGY	1,714,357

FINANCIALS — 10.4%
Banks — 4.3%
3,800	Banknorth Group, Inc.	139,080
1,800	City National Corp.	127,170
14,450	Cullen/Frost Bankers, Inc.	702,270
5,930	Downey Financial Corp.	338,010
9,510	East-West Bancorp, Inc.	399,040
3,857	UCBH Holdings, Inc.	176,728
11,430	Westamerica Bancorp	666,483

		2,548,781

Diversified Financials — 1.0%
5,755	Affiliated Managers Group, Inc. (a)	389,844
3,880	Investors Financial Services Corp.	193,922

		583,766

Insurance — 2.1%
3,560	Aspen Insurance Holdings Ltd.	87,291
10,850	IPC Holdings, Ltd.	472,084
4,700	PartnerRe Ltd.	291,118
3,811	Platinum Underwriters Holdings, Ltd.	118,522
19,300	Universal American Financial Corp. (a)	298,571

		1,267,586

Real Estate — 3.0%
4,169	Alexandria Real Estate Equities, Inc.	310,257
22,830	American Financial Realty Trust	369,389
8,620	Ashford Hospitality Trust	93,699
3,840	BioMed Realty Trust, Inc.	85,286
1,107	Centerpoint Properties, Trust	53,014
6,412	Cousins Propertie, Inc.	194,091
5,050	Gramercy Capital Corp. (a)	104,030
10,385	PS Business Parks, Inc.	468,364
4,368	United Dominion Realty Trust, Inc.	108,326

		1,786,456

	TOTAL FINANCIALS	6,186,589

See Notes to Financial Statements.

11 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

HEALTHCARE — 20.4%
Biotechnology — 8.8%
13,200	Dyax Corp. (a)	$95,304
31,740	InterMune, Inc. (a)	420,872
36,110	Ista Pharmaceuticals Inc. (a)	365,433
19,840	Nektar Therapeutics (a)	401,562
44,510	NPS Pharmaceuticals, Inc. (a)	813,643
9,200	Onyx Pharmaceuticals, Inc. (a)	297,988
74,430	Transkaryotic Therapies, Inc. (a)	1,889,778
21,790	United Therapeutics Corp. (a)	983,819

		5,268,399

HealthCare Equipment & Supplies — 6.7%
33,600	Advanced Medical Optics, Inc. (a)	1,382,304
27,370	Cytyc Corp. (a)	754,591
48,670	DJ Orthopedics Inc. (a)	1,042,511
32,000	Kyphon Inc. (a)	824,320

		4,003,726

HealthCare Providers & Services — 4.3%
30,600	Apria Healthcare Group Inc. (a)	1,008,270
18,800	LifePoint Hospitals, Inc. (a)	654,616
13,000	PacifiCare Health Systems, Inc. (a)	734,760
5,700	WellCare Health Plans Inc. (a)	185,250

		2,582,896

Pharmaceuticals — 0.6%
6,900	Andrx Corp. (a)	150,627
11,200	Impax Laboratories, Inc. (a)	177,856

		328,483

	TOTAL HEALTHCARE	12,183,504

INDUSTRIALS — 5.8%
Commercial Services & Supplies — 2.2%
76,070	ActivCard Corp. (a)	677,023
33,160	CSG Systems International Inc. (a)	620,092

		1,297,115

Construction & Engineering — 1.6%
17,520	Chicago Bridge & Iron Co. N.V. - NY Shares	700,800
18,900	KFx Inc. (a)	274,428

		975,228

Machinery — 0.6%
16,280	Stewart & Stevenson Services, Inc.	329,344

Trading Companies & Distributors — 1.4%
23,930	MSC Industrial Direct Co., Inc. - Class A Shares	861,001

	TOTAL INDUSTRIALS	3,462,688

INFORMATION TECHNOLOGY — 28.1%
Communications Equipment — 6.6%
353,220	ADC Telecommunications, Inc. (a)	946,630
107,930	Arris Group, Inc. (a)	759,827
16,319	Avocent Corp. (a)	661,246
5,900	InPhonic, Inc. (a)	162,132
97,600	Oplink Communications, Inc. (a)	192,272
4,300	Polycom, Inc. (a)	100,276
54,087	Tekelec (a)	1,105,538

		3,927,921

See Notes to Financial Statements.

12 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Computers & Peripherals — 2.2%
63,590	Electronics for Imaging, Inc. (a)	$1,107,102
16,700	PalmSource, Inc. (a)	212,758

		1,319,860

Electronic Equipment & Instruments — 1.5%
16,060	Benchmark Electronics, Inc. (a)	547,646
25,064	Plexus Corp. (a)	326,083

		873,729

Internet Software & Services — 5.7%
44,080	Digitas, Inc. (a)	420,964
10,200	JAMDAT Mobile Inc. (a)	210,630
24,180	McAfee Inc. (a)	699,527
31,430	RADWARE Ltd. (a)	821,266
16,100	SINA Corp. (a)	516,166
25,900	Sohu.com Inc. (a)	458,689
38,502	webMethods, Inc. (a)	277,599

		3,404,841

IT Consulting & Services — 1.7%
35,400	Ness Technologies Inc. (a)	527,460
15,690	ProQuest Co. (a)	465,993

		993,453

Semiconductor Equipment & Products — 4.5%
72,410	Adaptec Inc. (a)	549,592
36,900	ChipMOS TECHNOLOGIES LTD. (a)	235,053
18,800	Microsemi Corp. (a)	326,368
78,100	RF Micro Devices, Inc. (a)	534,204
408,450	Zarlink Semiconductor Inc. (a)	1,033,378

		2,678,595

Software — 5.9%
13,600	Ascential Software Corp. (a)	221,816
76,350	Borland Software Corp. (a)	891,768
2,600	Hyperion Solutions Corp. (a)	121,212
39,100	Informatica Corp. (a)	317,492
35,000	NetIQ Corp. (a)	427,350
43,500	SkillSoft PLC, ADR (a)	245,775
77,179	TIBCO Software Inc. (a)	1,029,568
12,300	The9 Limited, ADR (a)	290,526

		3,545,507

	TOTAL INFORMATION TECHNOLOGY	16,743,906

MATERIALS — 4.0%
Chemicals — 2.1%
7,630	Cytec Industries Inc.	392,335
100	Georgia Gulf Corp.	4,980
9,510	Minerals Technologies Inc.	634,317
4,940	The Valspar Corp.	247,049

		1,278,681

See Notes to Financial Statements.

13 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Metals & Mining — 1.9%
15,430	Apex Silver Mines Ltd. (a)	$265,087
21,560	Compass Minerals International, Inc.	522,399
14,600	Foundation Coal Holdings, Inc. (a)	336,676

		1,124,162

	TOTAL MATERIALS	2,402,843

TELECOMMUNICATION SERVICES — 4.6%
Diversified Telecommunication Services — 2.0%
87,040	Cincinnati Bell Inc. (a)	361,216
41,670	Citizens Communications Co.	574,629
5,560	Commonwealth Telephone Enterprises, Inc. (a)	276,110

		1,211,955

Wireless Telecommunication Services — 2.6%
41,500	Linktone Ltd. (a)	348,600
11,800	Nextel Partners, Inc. - Class A Shares (a)	230,572
16,680	Spectrasite, Inc. (a)	965,772

		1,544,944

	TOTAL TELECOMMUNICATION SERVICES	2,756,899

	TOTAL COMMON STOCK
	(Cost — $46,877,231)	53,688,662

FACE
AMOUNT	SECURITY	VALUE

REPURCHASE AGREEMENT — 10.5%
$6,230,000	Bank Of America, 2.150% due 1/3/05; Proceeds at maturity — $6,231,116
	(Fully collateralized by various U.S. Government Agency Obligations,
	0.000% thru 7.000% due 10/3/05 thru 6/15/32; Market value — $6,354,753)
	(Cost — $6,230,000)	6,230,000

	TOTAL INVESTMENTS — 100.6%
	(Cost — $53,107,231*)	59,918,662
	Liabilities in Excess of Other Assets — (0.6)%	(328,289)

	TOTAL NET ASSETS — 100.0%	$59,590,373

(a)	Non-income producing security.

*	Aggregate cost for Federal income tax purposes is $53,229,160.

Abbreviation used in this schedule: ADR — American Depositary Receipt

See Notes to Financial Statements.

14 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments at value (Cost — $46,877,231)	$53,688,662
Repurchase Agreements at value, (Cost — $6,230,000)	6,230,000
Cash	42
Receivable for investments sold	644,963
Dividends and interest receivable	14,711

Total Assets	60,578,378

LIABILITIES:
Payable for investments purchased	841,618
Payable for shares of beneficial interest repurchased	42,717
Management fee payable (Note 2)	32,684
Trustees’ fees payable	43
Accrued expenses	70,943

Total Liabilities	988,005

Total Net Assets for 5,226,352 shares of beneficial interest outstanding	$59,590,373

NET ASSETS:
Par value of shares of beneficial interest (Note 4)	$52
Capital paid in excess of par value	50,639,618
Undistributed net investment income	7,751
Accumulated net realized gain from investment transactions and future contracts	2,131,521
Net unrealized appreciation of investments and future contracts	6,811,431

Total Net Assets	$59,590,373

Net Asset Value and Redemption Price Per Share of Beneficial Interest	$11.40

See Notes to Financial Statements.

15 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividend	$460,901
Interest	54,064

Total Investment Income	514,965

EXPENSES:
Management fee (Note 2)	366,929
Custody	64,412
Shareholder communications	44,305
Audit and tax fees	30,500
Legal fees	18,113
Transfer agency services	5,341
Trustees’ fees	1,035
Other	8,277

Total Expenses	538,912
Less: Management fee waiver (Note 2)	(99,339)

Net Expenses	439,573

Net Investment Income	75,392

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	4,626,406
Futures contracts	154,154

Net Realized Gain	4,780,560

Net Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts	2,656,566

Net Gain on Investments and Futures Contracts	7,437,126

Increase in Net Assets from Operations	$7,512,518

See Notes to Financial Statements.

16 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,

	2004	2003

OPERATIONS:
Net investment income (loss)	$75,392	$(82,854)
Net realized gain	4,780,560	1,269,479
Net change in unrealized appreciation/depreciation	2,656,566	8,971,400
Net realized loss on investments and reimbursement from the manager
related to prospectus restrictions	—	45,477

Increase in Net Assets From Operations	7,512,518	10,203,502

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,339)	—
Net realized gains	(1,291,462)	—

Decrease in Net Assets From Distributions to Shareholders	(1,294,801)	—

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4):
Proceeds from sale of shares	17,177,713	19,427,668
Net asset value of shares issued for reinvestment of dividends	1,294,801	—
Cost of shares repurchased	(9,726,171)	(5,020,375)

Increase in Net Assets From Transactions in Shares of Beneficial Interest	8,746,343	14,407,293

Increase in Net Assets	14,964,060	24,610,795

NET ASSETS:
Beginning of year	44,626,313	20,015,518

End of year	$59,590,373	$44,626,313

* Includes undistributed net investment income of:	7,751	$9,910

See Notes to Financial Statements.

17 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Financial Highlights

	Year Ended December 31,

	2004	2003		2002	2001	2000

Net Asset Value, Beginning of Year	$10.10	$7.10		$9.55	$13.20	$13.21

Income (Loss) From Operations:
Net investment income (loss)(1)	0.02	(0.03)		(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.54	3.03		(2.42)	(2.09)	1.26

Total Income (Loss) From Operations	1.56	3.00		(2.45)	(2.10)	1.25

Less Distributions From:
Net investment income	(0.01)	—		—	—	—
Net realized gain	(0.25)	—		—	(1.55)	(1.26)

Total Distributions	(0.26)	—		—	(1.55)	(1.26)

Net Asset Value, End of Year	$11.40	$10.10		$7.10	$9.55	$13.20

Total Return(2)	15.38%	42.25	%(3)	(25.65)%	(16.22)%	9.01%

Net Assets, End of Year (000s)	$59,590	$44,626		$20,016	$21,680	$5,305

Ratio to Average Net Assets:
Expenses(4)	0.90%	0.90%		0.90%	0.90%	0.90%
Net investment income (loss)	0.15%	(0.30)%		(0.34)%	(0.17)%	(0.11)%

Portfolio Turnover Rate	135%	168%		19%	59%	86%

(1)	The per share amounts were computed using an average number of shares outstanding during the year.

(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by the invest- ment manager to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

(3)	0.28% of the Funds total return resulted from investments not meeting the investment policy of the Fund (see Note 8)

(4)	The investment manager waived a portion of its fees for the years ended December 31, 2004, 2003, 2002, 2001 and 2000 respectively. If such fees were not waived, the actual annualized expense ratios would have been 1.10%, 1.15%, 1.45%, 2.21% and 4.45%, respectively.

See Notes to Financial Statements.

18 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Small Cap Growth Opportunities Portfolio (the “Fund”), a series of Variable Annuity Portfolios (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Security Valuations. Equity securities listed on securities exchanges are valued at last sale prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on the day, at the last sales price. Unlisted equity securities or listed equity securities for which last sales prices are not available are listed at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest.To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.The Fund enters into such contracts typically to hedge a portion of the portfolio.The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.The risks of entering into futures contracts exceed the related amounts in the Statement of Operations and Statement of Assets and Liabilities.

(d) Investment Transactions and Investment Income. Security transactions are accounted for on the trade date. Interest income, adjusted for amortization of premium and accretion of discount is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses on the sale of securities are calculated by using the specific identification method.

(e) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to

19 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Notes to Financial Statements (continued)

be distributed is determined in accordance with income tax regulations which may differ from GAAP due primarily to the deferral of losses on wash sales, and differences in the book/tax treatment of Real Estate Investment Trusts.

(f ) Expenses. Direct expenses are charged to the Funds that incurred them and general expenses of the Variable Annuity Portfolios are allocated to the Funds based on each Fund’s relative net assets.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $74,212 has been reclassified between undistributed net investment income and accumulated net realized gain from investment transactions attributable to the different book and tax treatment of distributions from Real Estate Investment Trusts. This reclassification has no effect on net assets or net asset value per share.

(i) Beneficial Interest. At December 31, 2004, insurance companies affiliated with the investment advisor or their separate accounts were the record owners of all the shares of the Fund (See Note 4).

2. Management Fees

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager (“Manager”) to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets.The management fee is calculated daily and paid monthly.

During the year ended December 31, 2004, SBFM waived a portion of its management fee amounting to $99,339, of which $664 represents the waiver described in Note 7 and $98,675 represents a voluntary waiver of management fee. This voluntary waiver can be terminated at any time by SBFM.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended December 31, 2004, the Fund paid transfer agent fees of $5,341 to CTB.

Citigroup Global Markets Inc. (“CGM”) another subsidiary of Citigroup, acts as the Fund’s distributor.

During the year ended December 31, 2004 CGM and its affiliates received broker commissions of $120.

During the year the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

3. Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$69,484,504

Sales	60,990,345

20 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Notes to Financial Statements (continued)

At December 31, 2004 the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purpose were as follows:

Gross unrealized appreciation	$8,502,892
Gross unrealized depreciation	(1,813,390)

Net unrealized appreciation	$6,689,502

4. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of beneficial interest with par value of $0.00001 per share.Transaction in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2004		December 31, 2003

	Shares	Amount	Shares	Amount

Shares sold	1,641,892	$17,177,713	2,194,285	$19,427,668
Shares issued on reinvestment	113,380	1,294,801	—	—
Shares repurchased	(946,944)	(9,726,171)	(593,822)	(5,020,375)

Net Increase	808,328	$8,746,343	1,600,463	$14,407,293

Citicorp Life Insurance Co. and First Citicorp Life Insurance Co., directly and through their separate accounts, own 100% of the Fund’s shares.

5. Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2004	2003

Distributions paid from:
Ordinary income	$1,293,269	$ —
Net long-term capital gains	1,532	—

Total taxable distributions	$1,294,801	$ —

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$960,440
Undistributed long-term capital gains	1,293,009

Total undistributed earnings	2,253,449

Other book/tax temporary differences	7,751	*
Unrealized appreciation/(depreciation)	6,689,502	**

Total accumulated earnings/(losses)	$8,950,702

*	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of distributions from real estate investment trusts.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax cost basis on Real Estate Investment Trusts.

6. Trustees Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003).Trustees may retire under the Plan before attaining

21 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Notes to Financial Statements (continued)

the mandatory retirement age.Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the plan. In addition, two other former Trustees elected to receive a lump sum payment under the plan during this period.The Fund’s allocable share of the expense of the Plan for the year ended December 31, 2004 and the related liability at December 31, 2004 were not material.

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

22 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Notes to Financial Statements (continued)

8. Prospectus Restriction

The Fund has an investment policy of investing at least 80% of its net assets in equity securities of small cap companies and related investments. Effective November 1, 2004, the Fund defines small cap companies to be those with capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russel 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for the purpose of the Fund’s 80% investment policy. Formerly, the Fund considered small cap companies to be those with market capitalizations within the range of the market capitalizations of the companies in the Russell 2000 Index at the time of investment. Subsequent to a reconstitution of the Russell 2000 Index in July 2003, the Fund purchased securities of certain companies with market capitalizations that were no longer within of the range of those of the companies in the Index, resulting in less than 80% of the Fund’s net assets being invested in equity securities of small cap companies and related investments for a period of time.

During the year ended December 31, 2003, the Fund sold certain securities of issuers with market capitalizations outside of the range of those of the companies in the Index to achieve compliance with its investment policy, resulting in a net realized loss to the fund of $25,150. Additionally, the manager reimbursed the Fund for certain losses on investments that were acquired in violation of its investment policy in the amount of $70,627.

23 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Annuity Portfolios and Shareholders
of Smith Barney Small Cap Growth Opportunities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney Small Cap Growth Opportunities Portfolio (the “Fund,” a series of the Variable Annuity Portfolios) at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York February 18, 2005

24 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Variable Annuity Portfolios—Smith Barney Small Cap Growth Opportunities Portfolio (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed.The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Year of Birth	Fund	Served	Five Years	Trustee	Trustee

Non-Interested Trustees:

Elliott J. Berv	Trustee	Since 2001	President and Chief Operations	37	Board Member,
c/o R. Jay Gerken			Officer, Landmark City (real estate		American Identity
Citigroup Asset			development) (since 2002); Executive		Corp. (doing
Management (“CAM”)			Vice President and Chief Operations		business as
399 Park Avenue			Officer, DigiGym Systems (on-line		Morpheus
New York, NY 10022			personal training systems) (since 2001);		Technologies)
Year of Birth: 1943			Chief Executive Officer, Rocket City		(biometric
			Enterprises (internet service company)		information
			(from 2000 to 2001); Motorcity USA		management)
			(motorsport racing)(since 2004);		(since 2001;
			Consultant, Catalyst (consulting)		consultant since
			(since 1984)		1999); Director,
Lapoint Industries
(industrial filter
company) (since
2002); Director,
Alzheimer’s
Association (New
England Chapter)
(since 1998).

Mark T. Finn	Trustee	Since 2001	Adjunct Professor, College of William &	37	None
c/o R. Jay Gerken			Mary (since 2002); Principal/Member,
CAM			Balvan Partners (investment manage-
399 Park Avenue			ment) (since 2002); Chairman, Chief
New York, NY 10022			Executive Officer and Owner, Vantage
Year of Birth: 1943			Consulting Group, Inc. (investment advisory
and consulting firm) (since 1988); former
Vice Chairman and Chief Operating Officer,
Lindner Asset Management Company
(mutual fund company) (1999 to 2001);
former President and Director, Delta
Financial, Inc. (investment advisory firm)
(from 1983 to 1999); former General
Partner and Shareholder, Greenwich
Ventures, LLC (investment partnership)
(1996 to 2001); former President,
Secretary and Owner, Phoenix Trading Co.
(commodity trading advisory firm)
(from 1997 to 2000)

25 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Year of Birth	Fund	Served	Five Years	Trustee	Trustee

Stephen Randolph Gross	Trustee	Since 2001	Partner, Capital Investment Advisory	32	Director, United
c/o R. Jay Gerken			Partners (consulting) (since January		Telesis, Inc. (tele-
CAM			2000); former Chief Operating Officer,		communications)
399 Park Avenue			General Media Communications		(since 1997);
New York, NY 10022			(from March 2003 to August 2003);		Director, eBank.
Year of Birth: 1947			former Managing Director, Fountainhead		com, Inc. (since
			Ventures, LLC (consulting) (from 1998 to		1997); Director,
			2002); former Secretary, Carint N.A.		Andersen Calhoun,
			(manufacturing) (1988-2002); former		Inc. (assisted living)
			Treasurer, Hank Aaron Enterprises (fast		(since 1987); former
			food franchise) (from 1985 to 2001);		Director, Charter
			Chairman, Gross, Collins PCHLB		Bank, Inc. (from
			(accounting firm) (since 1979); Treasurer,		1987 to 1997);
			Coventry Limited, Inc. (since 1985).		former Director, Yu
Save, Inc. (internet
company) (from
1998 to 2000);
former Director,
Hotpalm, Inc. (wire-
less applications)
(from 1998 to
2000).

Diana R. Harrington	Trustee	Since 1992	Professor, Babson College	37	None
c/o R. Jay Gerken			(since 1993).
CAM
399 Park Avenue
New York, NY 10022
Year of Birth: 1940

Susan B. Kerley	Trustee	Since1992	Consultant, Strategic Management	37	Director, Eclipse
c/o R. Jay Gerken			Advisors, LLC (investment consulting)		Funds (currently
CAM			(since 1990).		supervises 12
399 Park Avenue					investment
New York, NY 10022					companies in
Year of Birth: 1951					fund complex)
(since 1990).
Interested Trustee:

R. Jay Gerken, CFA**	Chairman,	Since 2002	Managing Director of Citigroup Global	219	N/A
CAM	President,		Markets (“CGM”); Chairman, President,
399 Park Avenue	and Chief		and Chief Executive Officer of Smith Barney
4th Floor	Executive		Fund Management LLC (“SBFM”),
New York, NY 10022	Officer		Travelers Investment Advisers, Inc.
Year of Birth: 1951			(“TIA”) and Citi Fund Management Inc.
(“CFM”); President and Chief Executive
Officer of certain mutual funds associated
with Citigroup Inc. (“Citigroup”); formerly,
Portfolio Manager of Smith Barney
Allocation Series Inc. (from 1996 to
2001) and Smith Barney Growth and
Income Fund (from 1996 to 2000).

26 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
	Held with	of Time	During Past	Overseen by	Held by
Name, Address and Year of Birth	Fund	Served	Five Years	Trustee	Trustee

Officers:
Andrew B. Shoup	Senior Vice	Since 2003	Director of CAM; senior Vice President and	N/A	N/A
CAM	President and		Chief Administrative Officer of mutual
125 Broad Street	Chief Adminis-		funds associated with Citigroup; Head of
11th Floor	trative Officer		International Funds Administration of CAM
New York, NY 10004			(from 2001 to 2003); Director of Global
Year of Birth: 1956			Funds Administration of CAM (from
2000 to 2001); Head of U.S. Citibank
Funds Administration of CAM (from
1998 to 2000).

Frances M. Guggino	Chief Financial	Since 2004	Director of CGM; Chief Financial	N/A	N/A
CAM	Officer and		Officer and Treasurer of certain
125 Broad Street	Treasurer		mutual funds associated with
10th Floor			Citigroup; Controller of certain
New York, NY 10004			mutual funds associated with
Year of Birth: 1957			Citigroup (from 1999 to 2004).

Andrew Beagley	Chief Anti-	Since 2002	Managing Director of CGM	N/A	N/A
CAM	Money		(since 2000);Director of Compliance,
399 Park Avenue	Laundering		North America, CAM (since 2000);
4th Floor	Compliance		Chief Anti-Money Laundering
New York, NY 10022	Officer		Compliance Officer, Chief
Year of Birth: 1962			Compliance Officer and Vice
	Chief	Since 2004	President of certain mutual
	Compliance		funds associated with Citigroup;
	Officer		Director of Compliance, Europe,
the Middle East and Africa,
CAM (from 1999 to 2000); Chief
Compliance Officer, SBFM, CFM, TIA,
Salomon Brothers Asset Management
Limited, Smith Barney Global Capital
Management Inc., Salomon Brothers
Asset Management Asia Pacific
Limited (from 1997 to 1999).

Wendy S. Setnicka	Controller	Since 2004	Vice President of CGM; Controller	N/A	N/A
CAM			of certain mutual funds associated
125 Broad Street			with Citigroup; Assistant Controller
New York, NY 10004			of CAM (from 2002 to 2004);
Year of Birth: 1964			Accounting Manager with CAM
(from 1999 to 2002).

Robert I. Frenkel	Secretary	Since 2003	Managing Director and General	N/A	N/A
CAM	Chief		Counsel, Global Mutual Funds for
300 First Stamford Place	Legal		CAM (since 1994); Secretary of
4th Floor	Officer		certain mutual funds associated
Stamford, CT 06902			with Citigroup; Chief Legal Officer
Year of Birth: 1954			of mutual funds associated with
Citigroup.

*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

27 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

Record Date:	12/27/2004
Payable Date:	12/28/2004

Dividends Qualifying for the Dividends Received Deduction for Corporations	15.35%

Long-term Capital Gain Distributions Paid	$0.0003

Please retain this information for your records.

28 Smith Barney Small Cap Growth Opportunities Portfolio | 2004 Annual Report

SMITH BARNEY

SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund Management LLC
Mark T. Finn
R. Jay Gerken, CFA,
Chairman*	DISTRIBUTOR
Stephen Randolph Gross	Citigroup Global Markets Inc.
Diana R. Harrington
Susan B. Kerley
CUSTODIAN
State Street Bank
OFFICERS*	& Trust Company
R. Jay Gerken, CFA
President and
Chief Executive Officer	TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
Andrew B. Shoup	New York, NY 10004
Senior Vice President and
Chief Administrative Officer
SUB-TRANSFER AGENT
PFPC Inc.
Frances M. Guggino	P.O. Box 9699
Chief Financial Officer and	Providence, RI 02940-9699
Treasurer

INDEPENDENT REGISTERED
Andrew Beagley	PUBLIC ACCOUNTING FIRM
Chief Anti-Money	PricewaterhouseCoopers LLP
Laundering Compliance	300 Madison Avenue
Officer and Chief	New York, NY 10017
Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel*
Secretary and Chief Legal Officer

* Affiliated Person of
Investment Manager

Variable Annuity Portfolios

Smith Barney Small Cap Growth Opportunities Portfolio The fund is a separate investment fund of the Variable Annuity Portfolios, a Massachusetts business trust.

This report is submitted for general information of the shareholders of Variable Annuity Portfolios—Smith Barney Small Cap Growth Opportunities Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus.

SMITH BARNEY SMALL CAP GROWTH
    OPPORTUNITIES PORTFOLIO
Smith Barney Mutual Funds
125 Broad Street, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

	©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD02624 2/05	05-7812

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services
(a)	Audit Fees for Variable Annuity Portfolios were $25,500 and $25,500 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Variable Annuity Portfolios were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Variable Annuity Portfolios (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Variable Annuity Portfolios were $4,000 and $4,000 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Variable Annuity Portfolios

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Variable Annuity Portfolios for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Variable Annuity Portfolios, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $1.37 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Variable Annuity Portfolios, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Variable Annuity Portfolios

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Variable Annuity Portfolios and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Variable Annuity Portfolios were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Variable Annuity Portfolios’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Variable Annuity Portfolios or to Service Affiliates which were required to be pre-approved were pre- approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
	(a)	Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(b) Attached hereto.
	Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 1001

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Variable Annuity Portfolios

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Variable Annuity Portfolios – Smith Barney Small Cap Growth Opportunities Portfolio

Date: March 11, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Variable Annuity Portfolios – Smith Barney Small Cap Growth Opportunities Portfolio

Date: March 11, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Variable Annuity Portfolios – Smith Barney Small Cap Growth Opportunities Portfolio

Date: March 11, 2005